This copy of the document filed as an Exhibit excludes certain identified information because such information is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. Omissions are designated by the symbol […***…]. Page 1 BOEING PROPRIETARY CUSTOMER SUPPORT VARIABLES between THE BOEING COMPANY and ALLEGIANT AIR, LLC SUPPLEMENTAL EXHIBIT CS1 To PURCHASE AGREEMENT NUMBER PA-05130

WJE-PA-05130-CS1 Page 2 BOEING PROPRIETARY CUSTOMER SUPPORT VARIABLES relating to BOEING MODELS 737-8-200 AND 737-7 AIRCRAFT Customer and Boeing will conduct planning conferences approximately twelve (12) months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized support program (Customer Support Program) to be furnished by Boeing in support of the Aircraft. The Customer Support Program will be based upon and equivalent to the entitlements summarized below. 1. Maintenance Training. 1.1 Airplane General Familiarization Course; […***…] class of […***…] students. 1.2 Avionics/Airframe/Powerplant/Electrical Line & Base Maintenance Course; […***…] classes of […***…] students per class. 1.3 Airframe/Powerplant Line & Base Maintenance Course; […***…]) class of […***…] students. 1.4 Avionics Line & Base Maintenance Course; […***…] class of […***…] students. 1.5 Engine Run-Up Course; […***…] classes of […***…] students per class. 1.6 Corrosion Prevention & Control Course; […***…] class of […***…] students. 1.7 Aircraft Rigging Course; […***…] class of […***…] students. 1.8 Structural Repair Manual Course; […***…] class of […***…] students. 1.9 Training materials will be provided to each student. In addition, […***…] set of training materials, including computer based training, instrument panel wall charts, training videos, training manuals, student reference guide, etc. will be provided for use in Customer's own training program. 2. Flight Training. 2.1 Type Rating Training for […***…] flight crews […***…]. The training will consist of ground school (utilizing interactive media (formerly computer based training)), flight training device, and full flight simulator. 2.2 Operational Familiarization for Dispatchers; […***…] classes of […***…] students per class. 2.3 Cabin Safety Training; […***…] classes of […***…] students per class.

WJE-PA-05130-CS1 Page 3 BOEING PROPRIETARY 2.4 Performance Engineer Training in Boeing’s regularly scheduled courses. Course schedules are published twice a year. 2.5 Training materials will be provided to each student. In addition, one (1) set of student training materials; including e-Learning materials, instrument panel wall charts, and training videos (if applicable) will be provided for use in Customer's own training program. 2.6 Additional Flight Operations Services: The days listed in this section are measured from the day the instructor(s) depart Boeing until their return to Boeing, including travel and days off. 2.6.1 Provide […***…] total instructor pilot days, to be used for any of the following services: Ferry flight Airplane/base training Simulator observation Proving sectors/flights Revenue services training/Initial operating experience/supervised flying 2.6.2 Provide an instructor pilot to visit Customer six (6) months after revenue service training to review Customer's flight crew operations for a […***…] period. 3. Planning Assistance. 3.1 Maintenance engineering. Notwithstanding anything in Exhibit B to the AGTA to the contrary, Boeing will provide the following maintenance engineering support: 3.1.1 Maintenance Planning Assistance. Upon Customer’s request, Boeing will provide […***…] on-site visit to Customer’s main base to assist with maintenance program development and to provide consulting related to maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer. 3.1.2 ETOPS Maintenance Planning Assistance. Upon Customer’s request and subject to Boeing’s consent, Boeing will provide […***…] on-site visit to Customer's main base to assist with the development of their Extended Operation (ETOPS) maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer. 3.1.3 GSE/Shops/Tooling Consulting. Upon Customer’s request, Boeing will provide […***…] on-site visit to Customer’s main base to provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

WJE-PA-05130-CS1 Page 4 BOEING PROPRIETARY 3.1.4 Maintenance Engineering Evaluation. Upon Customer’s request, Boeing will provide […***…] on-site visit to Customer’s main base to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation. Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer. 3.2 Spares. 3.2.1 Recommended Spares Parts List (RSPL). A customized RSPL will be provided to identify spare parts required for the Customer Support Program. 3.2.2 Provisioning Training. Provisioning training will be provided for Customer's personnel at Boeing's facilities where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL. 3.2.3 Spares Provisioning Conference. A provisioning conference will be conducted at Boeing’s facilities where documentation and technical expertise are available. 4. Technical Data and Documents. 4.1 Flight Operations. Airplane Flight Manual Airplane Rescue and Fire Fighting Information Dispatch Deviations Guide ETOPS Guide Volume III – Operational Guidelines and Methods Flight Attendant Manual Flight Crew Operations Manual and Quick Reference Handbook Flight Crew Training Manual FMC Supplementary Data Document Jet Transport Performance Methods Operational Performance Software Performance Engineers Tool Weight and Balance Manual Chapter 1 Control and Loading 4.2 Maintenance. Aircraft Maintenance Manual and XML Supplement Component Maintenance Manual Fault Isolation Manual Fault Reporting Manual Fuel Measuring Stick Manual Illustrated Parts Catalog Interactive Fault Isolation Manual Nondestructive Test Manual Powerplant Buildup Manual Service Bulletins and Index Standard Overhaul Practices Manual Chapter 20

WJE-PA-05130-CS1 Page 5 BOEING PROPRIETARY Standard Wiring Practices Manual Chapter 20 Structural Repair Manual System Schematic Manual Wiring Diagram Manual 4.3 Service Engineering. All Operators Messages Maintenance Tips Service Letters 4.4 Maintenance Programs Engineering. Airline Maintenance Inspection Intervals Airworthiness Limitations Airworthiness Limitations – Line Number Specific Certification Maintenance Requirements Damage Tolerance Rating Check Form Document ETOPS Configuration, Maintenance and Procedures ETOPS Guide Volume I - Configuration, Maintenance & Procedures Supplement ETOPS Guide Volume II - Maintenance Program Guidelines EWIS ICA Source Document Maintenance Planning Document and Supplement Maintenance Task Cards and Index and Supplement Special Compliance Items 4.5 Facilities and Equipment Planning. Airplane Recovery Document Engine Ground Handling Document GSE Tooling Drawings Illustrated Tool and Equipment Manual Maintenance Facility and Equipment Planning Document Special Tool and Ground Handling Equipment Drawings and Index 4.6 Airport Technology. Airplane Characteristics for Airport Planning 4.7 Supplier Technical Data. Supplier Component Maintenance Manuals Product Support and Assurance Agreements 4.8 Product Standard. Product Standard Data System 4.9 Fleet Statistical Data and Report. Fleet reliability views, charts, and reports 4.10 Engineering Drawings. Assembly and Installation Drawings

WJE-PA-05130-CS1 Page 6 BOEING PROPRIETARY 5. Aircraft Information. 5.1 Aircraft Information. is defined as that data provided by Customer to Boeing which falls into one (1) of the following categories: (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) line maintenance data; (iv) airplane message data, (v) scheduled maintenance data; (vi) service bulletin incorporation; and (vii) aircraft data generated or received by equipment installed on Customer’s aircraft in analog or digital form including but not limited to information regarding the state, condition, performance, location, setting, or path of the aircraft and associated systems, sub-systems and components. 5.2 License Grant. It is acknowledged that Customer either owns or has the right to Aircraft Information and, to the extent Customer has or obtains rights to Aircraft Information and supplies the same to Boeing, Customer grants to Boeing a perpetual, world-wide, non-exclusive license to use and disclose such Aircraft Information and create derivatives thereof in Boeing data and information and products and services provided all Customer identification information is removed. Customer identification information may be retained as necessary solely for Boeing to provide products and services Customer has requested from Boeing or for Boeing to inform Customer of additional Boeing products and services. This grant is in addition to any other grants of rights in the agreements governing provision of such information to Boeing regardless of whether that information is identified as Aircraft Information in such agreement including any information submitted under the In Service Data Program (ISDP). The foregoing license grant does not convey to Boeing any form of title or ownership of the Aircraft Information. For purposes of this article, Boeing is defined as The Boeing Company and its wholly owned subsidiaries. Customer will provide Aircraft Information to Boeing through an automated software feed necessary to support Fleet Statistical Analysis. Boeing will provide assistance to Customer under a separate agreement for mapping services to enable the automated software feed. 6. Field Service Intro Representation. Included within Boeing’s field service representation will be […***…] introductory Field Service Representative available for […***…] at Customer’s main maintenance location or another site requested by Customer and agreed by Boeing. If Customer requests field service representation at a site other than Customer’s main maintenance location, Customer will assist the introductory Field Service Representative with airport identification passes and formal introduction to the airport authorities at such site.